Subsequent Events	12 Months Ended
Dec. 31, 2021
Text block [abstract]
Subsequent Events
25. Subsequent Events
a) In July 2020, the Company announced that its Brazilian subsidiary, Claro S.A. (“Claro”), agreed to extend and amend the binding offer submitted, jointly with Telefónica Brasil S.A. (“Telefonica”) and TIM S.A. (“TIM”), for the acquisition of the mobile business owned by Oi Group, in the amount of R
$
16,500

million. Such joint offer contemplated, additionally, the possibility of entering into long term agreements for the use of infrastructure with Oi Group. The offer was submitted by the parties, and is subject to certain conditions, including their right to make a higher bid than another offer potentially presented by a third party (“right to top”) in the competitive process of Oi Group’s mobile business sale. Therefore, Claro believes that the joint offer with TIM and Telefonica is the one that best serves the interests of current customers of Oi, as it provides long-term experience in the Brazilian market, investment capacity and technical innovation to the sector as a whole; besides being in line with current regulation. On February 9, 2022, the Company announced that Brazil’s antitrust authority had approved the sale.
This
transaction
closed on
April 20, 2022.
b) On March 18, 2022, the Company entered into a credit agreement providing for borrowings in an amount up to Ps.20,558,500 with a group of lenders and BBVA México, S.A., Institución de Banca Múltiple, Grupo Financiero BBVA México, as administrative agent for the lenders (the “Sitios Credit Facility”). The full principal amount available under the Sitios Credit Facility was disbursed on March 23, 2022. Under this credit agreement, the Company is an initial co-borrower with Torres Latinoamérica, S.A. de C.V. (“Torres”). In connection with the spin-off (through an escisión) by the Company of certain of its telecommunications towers and other associated passive infrastructure outside of Mexico to a new company (the “Sitios Spin-off”) to be named Sitios Latinoamérica, S.A.B. de C.V. (“Sitios”), on the date on which Sitios is duly incorporated in accordance with Mexican law, pursuant to the resolutions approved by the shareholders of the Company in the extraordinary shareholders’ meeting dated as of September 29, 2021, the Company will be released from its obligations under the Sitios Credit Facility and all liabilities with respect thereto will be transferred to Sitios, and Sitios will assume all of our obligations thereunder. After such date, Torres will continue to be a co-borrower under the Sitios Credit Facility and Torres do Brasil S.A. will become a guarantor thereunder.

c) In April 2022, the Company issued a bond for a total of U.S.$ 1 billion at a rate of 5.375% maturing in 2032. América Móvil plans to transfer, through the spin-off, the total amount of the bonds to Sitios and any obligation of the Company with respect to the Sitios notes will be extinguished.

d) On April 14, 2022, the Company acquired a loan of 1,640.8 million reais maturing in 2023 at a rate of 13.32%.